BERKSHIRE HILLS BANCORP


BERKSHIRE BANK
America's Most Exciting Bank
What makes us America's Most Exciting Bank?

www.JoinTheExcitement.com

KBW Community Bank Investor Conference - July 26 - 28, 2010

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements, including factors discussed in "Forward-Looking Statements" in the Company's 2009 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Except as required by law, the Company assumes no obligation to update any forward-looking statements, and undue reliance should not be placed on these statements.

BERKSHIRE HILLS BANCORP™

Berkshire Bank-America's Most Exciting Bank™



Kevin P. Riley
Executive Vice President, CFO



Sean A. Gray
Executive Vice President, Retail



Michael P. Daly
President and CEO



Richard M. Marotta
Executive Vice President, CRO



David H. Gonci
Investor Relations Officer

Banking · Insurance · Investments · Wealth Management

Why Invest in Berkshire Hills Bancorp?



- Strong growth from organic, de novo, product and acquisition strategies
- Solid capital, core funding and risk management culture
- Experienced executive team focused on earnings and shareholder value
- Distinctive brand and culture as *America's Most Exciting Bank*℠
- Diversified integrated financial service revenues
- Positioned to be regional consolidator in attractive markets
- BHLB - Top U.S. bank IPO stock of the decade*. Positioned for even greater performance for the next decade

* Based on total price appreciation as percent of IPO price among SNL exchange traded banks and thrifts as of 12/31/09 with IPOs on or after 1/1/00

Our Growing Regional Franchise

- $2.7 billion in assets; 45 financial centers
- Total revenues $100+ million
- Massachusetts, New York and Vermont
- Largest local regional bank
- Diversified revenues (fees~30%)
- Integrated insurance and wealth management ($650 million AUM)
- Strong commercial platform
- New England asset based lending group


VT
NH
MA
NY
CT
RI

Recruited Experienced Leadership Team

Michael P. Daly
President and CEO

Lawrence A. Bossidy
Chairman
Background
Vice Chair, GE
CEO, Allied Signal/Honeywell

Name / Title	Background
Kevin Riley, EVP, CFO	**KeyBank** EVP CFO
Michael Oleksak, EVP, Commercial	**TD Banknorth** Co-Regional Executive
Richard Marotta, EVP, Risk Management	**KeyBank** EVP Group Head
Linda Johnston, EVP, Human Resources	**Berkshire Bank** Senior Officer
Sean Gray, EVP, Retail	**Bank of America** Consumer Market Executive
Robert Curley, Chairman of the New York Region	**Citizens Bank, NY** Chairman and President



Attractive Markets

Berkshire County and Vermont – Worlds' Top Destinations

- Rated #5 (Vermont) and #7 (Berkshire) in the world by National Geographic Traveler (December 2009)
- Ratings based on environment, culture, history, aesthetic appeal, tourism and outlook

New York's Tech Valley – World Technology Hub

- Centered on Albany, total investment of $13 billion and growing
- Nanotechnology research – SUNY, Rensselaer, IBM
- Global Foundries – building $6.5 billion cutting edge chip plant
- International Sematech global consortium relocated from Austin, TX

Springfield – Crossroads of New England

- Hartford – Springfield second largest economic center in New England
- Proximity to New York and Boston

Other New England

- Asset Based Lending HQ north of Boston



Distinctive Brand and Culture

America's Most Exciting Bank (AMEB)

THE RIGHT WAY

Respect
Integrity
Guts
Having Fun
Teamwork

Vision

"To excel as a high performing market leader with the right people, attitude and energy providing an engaging and exciting customer and team member experience."

People, Attitude, Energy

Right People, Right Places,
Right Things, Right Reasons

Accountability

Demonstrating the R.I.G.H.T. behaviors and getting things done!!

America's Most Exciting Bank University


AMEB


AMEB U

New Branch Design


Welcome to
Berkshire Bank
Get Online


SERVICES


America's
Most
Exciting
Bank

Recent Initiatives

- Strong organic business development
- Gaining share from national competitors
- Strengthening regional teams
  - New York leadership
  - Springfield headquarters opening, new retail platform
- New business lines
  - New England asset based lending group - premier team
  - Springfield private banking - high profile
- New insurance service center
- Two de novo New York branches planned
- AMEBU – America's Most Exciting Bank University


ON THE MOVE

Solid Second Quarter Results

- 46% growth in net income
- 67% growth in core EPS
- 55% annualized growth in seasonally adjusted EPS compared to linked quarter
- 12% growth in core revenue
- 13% growth in net interest income; 18% growth in fee income
- 3.25% net interest margin, compared to 2.91% in the prior year second quarter
- Flat non-interest expense
- $5 million decrease (22%) in nonperforming assets to 0.71% of total assets
- 0.44% annualized net loan charge-offs/average loans
- 0.21% ratio of accruing delinquent loans/total loans - lowest since 2005

*Note: Comparisons are to Q2 2009 for income related data, unless otherwise noted. GAAP EPS in Q2 2009 was ($0.08) due primarily to non-cash deemed dividend on preferred stock repayment. GAAP revenue growth was 7% year-to-year including non-core items. See earnings release July 21, 2010 for non-GAAP reconciliations.

2010 Objectives for Growth and Earnings

- Core EPS $0.95 - $1.00 target for 2010
- Pre-tax pre-provision profit of ~ $27 million up 30%+ from $20 million in 2009. Absorbing nearly $1 million net costs of new businesses and branches
- Ongoing organic growth in all business lines – 9% total revenue growth
- Total revenue rebounding to $107 million record level in 2008
- Commercial loan growth over 15% including new asset based lending group
- Deposit growth around 5% including new private banking group
- Net interest margin of 3.23% up from 3.00% in 2009
- 8% growth in non-interest income
- Non-interest expense growth held to 3%
- Position for strong EPS growth in 2011 and beyond

Asset Quality

Q4 2009 Loan Initiative

- Loan level scrub of all classified commercial loans and other stressed credits
- Most classified loans paying current – addressed issues before they impacted performance
- Strategies to reduce risk – bifurcations, modifications, outplacements, loan sales

Current Credit Metrics

- Q2 2010 NPAs declined to 0.71% of total assets; annualized NCOs were 0.44% of average loans
- Goal for future NPAs <0.75% of assets; NCOs under 0.35% of loans

Loan Mix Managed for Quality Growth

- Focus on commercial loans – double digit organic growth target
- Plan to grow C & I including new asset based lending group
- Indirect auto running off in 2010
- Strong credit disciplines - no high LTV or sub-prime or Alt A loan programs
- All lending is to relationships in Berkshire's New England and New York lending areas


(Millions)
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,699
$1,944
$2,007
$1,962
$2,020
15%
32%
9%
44%
2006
2007
2008
2009
2010 Q2
Commercial Mtg
C&I
Residential
Consumer

Note: Data is as of period end.

Diversified Commercial Loan Exposure

No loans to out of area relationships

Modest residential construction – 2% of total loans


Total Commercial Loans = $1.1 Billion
As of June 30, 2010
CRE Owner Occupied 14%
Commercial & Industrial (Including ABL) 18%
Residential Construction 5%
Other Construction 5%
Apartments & Dwellings 7%
Lodging 12%
Commercial Real Estate Rental 23%
Other CRE Non Owner Occupied 16%

EPS Growth Targets Beyond 2010

- $1.00+ 2010 run rate
- $0.20+ from margin benefit of 200 basis point rate increase
- $0.30+ from 8%+ volume growth in 2011
- $0.30+ from 8%+ volume growth in 2012
- $0.10+ from insurance, wealth management and other
- $0.10 from lower loss provision as charge-offs normalize

$2.00 EPS run rate by end of 2012

M & A Objectives

- Utilize strong combination of management, brand and culture to develop market share in attractive Northeast markets
- Target deal metrics
  - EPS accretion
  - Any dilution of TVPS accreted back through earnings in five years
  - Double digit ROI
- Mostly stock consideration – surviving currency to depend on deal circumstances
- Cash acquisitions - insurance and wealth management



BERKSHIRE HILLS BANCORP™

BHLB – On the Move for Attractive Investment Returns

- Clean balance sheet and improving asset metrics
- Strong capital and liquidity
- Positioned to take advantage of the stronger economy and higher rates we think are coming our way
- Talented and focused management team
- New strong business lines that should quickly start adding to EPS
- Strong market position in attractive markets where we are generating solid growth in revenue and earnings
- Attractive stock price multiples

Berkshire Bank - America's Most Exciting Bank℠
ON THE MOVE

Financial Performance and Goals

Ahead of plan in at mid-year 2010

Exhibit A

	2007	2008	2009	6 mo 2010	Guidance 2010	Annual Financial Goals
Revenue growth	23%	21%	-8%	4%	9%	10%+
Net interest margin	3.26%	3.44%	3.00%	3.24%	3.23%	3.50%+
Fee income/Total revenue	30%	28%	29%	30%	29%+	35%+
Efficiency ratio	63%	61%	73%	70%	70%	55%
Pretax, Pre-provision ROA	1.02%	1.40%	0.75%	0.99%	0.95%+	1.70%+
ROA	0.60%	0.87%	-0.60%	0.50%	0.45%+	1.00%+
ROE	4.69%	6.47%	-3.90%	3.48%	3.40%+	10.00%+
Core EPS	$1.90	$2.06	$ (1.20)	$0.49	$0.95 - $1.00	$2.00+

Note: GAAP EPS was ($1.52) in 2009 due to TARP dividends and restructuring charges. GAAP EPS was $1.44 in 2007 due to acquisition and restructuring changes.

Diversified Revenues and Regional Presence

Exhibit B

Target record revenues of $107 million in 2010

Diversified Revenues


Banking Fees & Other 14%
Insurance 12%
Wealth Management 4%
Net Interest Income 70%

Expanding Regional Presence


New York 12%
Vermont 14%
Springfield 31%
Berkshire County 43%

Bank Revenue Mix

Note: Revenue based on first half of 2010. Regional bank revenues exclude wealth management.